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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2002


                                  STAPLES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-17586                 04-2896127
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                           FIVE HUNDRED STAPLES DRIVE
                         FRAMINGHAM, MASSACHUSETTS 01702
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (508) 253-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

     On September 19, 2002, Staples, Inc. issued a press release announcing its intention to raise up to $325.0 million through an institutional private placement of its senior notes.

     The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

Exhibit No.          Description
-----------          -----------
99.1                 Text of press release issued by Staples, Inc. on September
                     19, 2002.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STAPLES, INC.


Date:      September 19, 2002        By: /s/ Jack VanWoerkom
                                         ---------------------------------------
                                         Jack VanWoerkom
                                         Senior Vice President, General Counsel
                                          and Secretary





























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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
99.1                 Text of press release issued by Staples, Inc. on September
                     19, 2002.




























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